EXHIBIT 10.27

                                INTER-TEL
                            TOTALEASE PROGRAM
                             LEASE AGREEMENT

OFFICE ADDRESS
______________________________________________________________________



CITY                                         COUNTY
_______________________________________________________________________



STATE                                             ZIP
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LOCATION OF EQUIPMENT IF OTHER THAN BELOW:
_______________________________________________________________________


CITY                                         COUNTY
_______________________________________________________________________


EQUIPMENT DESCRIPTION:

               AS STATED ON ATTACHED SCHEDULE 1
_______________________________________________________________________

Dear Lessee: We have written this lease in plain language because we want you to fully understand its terms. Please read your copy of this lease carefully and feel free to ask us any questions you may have about it. We use the words YOU and YOURS to mean the lessee indicated below. The words WE, US, and OUR refer to the lessor indicated below. The words THE BRANCH refer to the branch office of Inter-Tel Communications, Inc. or Inter-Tel DataCom, Inc. with which you have entered into a separate agreement to install and maintain the equipment you are leasing. The words BRANCH AGREEMENT refer to the agreement between you and the Branch for the installation, maintenance and warranty of the equipment.
     1. LEASE AGREEMENT: You agree to lease from us and we agree to lease to you the equipment listed above, which you agree will be used for business purposes only. You promise to pay us the sum of all of the rental payments indicated on the schedule above and/or attached, which sum can be calculated by multiplying the number of payments times the payment amount indicated on the schedule(s). You may request, from time to time, that additional equipment be added to this agreement. If we agree to add the equipment, you agree that the additional equipment added will become a part of this agreement and also agree to pay the additional rental payments due.

     2. ORDERING EQUIPMENT: You request that we arrange delivery of the equipment to you by the Branch. If the equipment has not been delivered, installed, and accepted by you within forty-five (45) days from the date that we ordered the equipment, we may on ten (10) days written notice to you terminate the lease and our obligations to you. In the event that we have issued a purchase contract or order for the equipment, you agree that the purchase order or contract is acceptable to you. If you have entered into a purchase contract for the equipment, you agree to assign it to us, effective when we pay for the equipment.
     3. NO WARRANTIES: We are leasing the equipment to you "AS IS." WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR ORDINARY USE IN CONNECTION WITH THIS LEASE. If the Branch or anyone else has made a representation or warranty to you as to the equipment or any other matter, you agree that any such representation or warranty shall not be binding on us, nor shall the breach of such relieve you of, or in any way affect, any of your obligations to us under this lease. If the equipment is not satisfactory for any reason, you shall make your claim only against the Branch and you shall nevertheless pay us all rent payable under this lease. So long as you are not in default under any of the terms of this lease, we transfer to you any warranties made to us by the Branch, manufacturer or supplier. You understand and agree that only an authorized officer of Inter-Tel Leasing, Inc. is authorized to waive or change any term or condition of this lease and no change is valid until and unless it is reduced to writing and signed by both parties. YOU AGREE THAT, REGARDLESS OF CAUSE, YOU WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST US FOR LOSS OF PROFITS YOU EXPECTED TO MAKE OR ANY OTHER DIRECT, SPECIAL OR INDIRECT DAMAGES. You acknowledge that we shall not be responsible for any service, repairs, or maintenance of the equipment. We are not a party to the Branch Agreement or any other agreements between you and the Branch, and even if you have a dispute regarding any maintenance or service provided by the Branch, you will continue to pay us all payments due under this lease and all schedules to this lease. We agree to use our best efforts, on your behalf, to cause the Branch to perform its obligations under the Branch Agreement.
     4. NON-CANCELABLE LEASE: Except as provided by the upgrade provision contained in the Branch Agreement, this lease cannot be cancelled.

ACCEPTED: INTER-TEL LEASING, INC.       LESSEE (FULL LEGAL NAME)
          6955 Portwest Drive, #190
          Houston, Texas 77024


By:_______________________________      _____________________________


Title:____________________________      _____________________________
                                        Billing Address

                                        _____________________________
                                        City  County     State Zip

                                        _____________________________
                                        Phone                   Date

_____________________________________________________________________

Delivery and Acceptance of Equipment

I HEREBY CERTIFY, ON BEHALF OF THE
LESSEE, THAT ALL OF THE EQUIPMENT       (THE UNDERSIGNED CERTIFIES
TO BE LEASED HAS BEEN DELIVERED         THAT THE EQUIPMENT SHALL BE
AND INSTALLED.  THE INSTALLATION        USED FOR BUSINESS PURPOSES
AND ALL OTHER WORK NECESSARY FOR        AND AGREES THAT NO MODIFICA-
THE EQUIPMENT'S USE HAS BEEN            TION TO THIS LEASE WILL BE
SATISFACTORILY COMPLETED.  THE          EFFECTIVE UNLESS MADE IN
DELIVERY DATE IS THE DATE THIS          WRITING AND SIGNED BY BOTH
ACCEPTANCE IS SIGNED.                   PARTIES.)

Signature:_________________________     Signature:____________________

Print Name:________________________     Print Name:___________________


                            PERSONAL GUARANTY

I guarantee that the lessee will make all payments and pay all the other charges required under this lease when they are due and will perform all other obligations under this lease fully and promptly. I also agree that you may make other arrangements with the lessee and I will still be responsible for those payments and other obligations. You do not have to notify me if the lessee fails to meet all of its obligations under the lease. If lessee fails to meet all of its obligations, I will immediately pay in accordance with the default provisions of the lease all sums due under the original terms of the lease and will perform all other obligations of the lessee under the lease. I will reimburse you for all the expenses you incur in enforcing any of your rights against the lessee or me, including attorney fees. If this is a corporate guaranty, it is authorized by the Board of Directors of the guaranteeing corporation. If this is a partnership guaranty, it is authorized under the partnership agreement. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
TEXAS.  I AGREE AND CONSENT THAT THE COURT OF THE STATE OF TEXAS, HARRIS COUNTY

OR ANY FEDERAL DISTRICT COURT HAVING JURISDICTION IN THAT COUNTY SHALL HAVE JURISDICTION AND SHALL BE PROPER LOCATION FOR THE DETERMINATION OF DISPUTES ARISING UNDER THIS LEASE. I agree and consent that you may serve me by registered or certified mail, which will be sufficient to obtain jurisdiction. I waive trial by jury in any action between us.


_______________________________________________________________________
PERSONAL GUARANTOR SIGNATURE  PRINT NAME     SOCIAL SECURITY #   DATED



_______________________________________________________________________
PERSONAL GUARANTOR SIGNATURE  PRINT NAME     SOCIAL SECURITY #   DATED

                               SCHEDULE 2
                                   TO
                          BRANCH AGREEMENT FOR
           INSTALLATION, MAINTENANCE AND WARRANTY OF EQUIPMENT

                         AXXESS 4.3 (60 MONTHS)


This Schedule 2 more particularly identifies the Customer's options relating to Add-On, Equipment Rates, Renewal Options, Upgrade Capability, and Transfer Cost for System Relocation once signed by the Customer becomes a part of the Agreement between NetVoice Technologies, LLC and the branch.

     I.   Add-On Equipment Rates
          ----------------------

          A. The following listed equipment can be added at any time during the term of the Agreement at the following rates and as long as such additions are within the system's capacities.
          EQUIPMENT                     MONTHLY RATES
          ---------                     -------------





          B. There will be no additional charges for installation if the equipment is added to the present office location. Any detached locations will be priced with additional labor and material charges in effect at the time of such installation.

          C. The Customer agrees that Add-On Equipment orders are subject to credit approval, and the Customer cannot be in default of this Agreement or the Lease Agreement.


     II.  Renewal Options
          ---------------

          A. The Customer has the option to renew this Agreement for an additional term of three (3) years which period of time shall be defined as the Renewal Option Term.

          B. The monthly rental price for the Renewal Option Term shall be equal to fifty percent (50) of the rental rate in effect at the time of the renewal including supplements.


          C. The Maintenance and Warranty provisions contained in this Agreement shall continue in full force and effect during the Renewal Option Term.

          D. The Add-On Equipment Rates as specified in Article I hereof shall be applicable for the duration of the Renewal Option Term.


          E. The election of a Renewal Option Term by the Customer is subject to and contingent upon the election and option of Inter-Tel to purchase and pay for any purchase option due on said equipment.



     III. Upgrade Capability
          ------------------

          The Customer is hereby granted the option to upgrade its system with Inter-Tel with no financial penalties or cancellation charges. Inter-Tel guarantees that the upgraded system rates will be the same as offered to other customers with the same system. In order to qualify, the Customer hereby agrees to the following provisions:

          A. At least twenty-four (24) payments shall have been received by Inter-Tel on this Agreement

          B. The central operating unit and substantially all of the station equipment of the current system must be replaced and/or upgraded with either (1) a large capacity unit, or
               (2) an equal or larger capacity unit relative to a newer technology providing additional features and capabilities. In either event, the number of installed telephones or phone lines must be equal or greater than the current system.


          C. The Customer cannot be in default on this Agreement, and the upgrade is subject to credit approval.


     IV.  Transfer Cost for System Relocation
          -----------------------------------

          The Customer is hereby granted the right to have Inter-Tel perform the labor of relocating the system at a thirty-percent (30%) discount of the standard published rate of Inter-Tel in effect at the time of relocation of the system.



                         ________________________________________
                         Signature by Customer for Identification

                               SCHEDULE 1
                EQUIPMENT ITEMIZATION AND SYSTEM FEATURES
                    FOR:  NETVOICE TECHNOLOGIES, LLC
                           --------------------------




1    MF-Rated 50-Unit PAL Software
1    AXXESS Main Control Node
1    AXXESS Power Supply (9 AMP)
1    AXXESS CPU 112 with Memory & Software
1    AXXESS V4.3 CPU 112 Software
1    AXXESS V4.3 Database Programming Software
1    AXXESSORY Talk 4 Pork 110 Hour
1    Digital Station Card (16 Stations per Card)
1    Central Office Loop Start Card (4 Lines per Card)
1    Central Office Daughter Card (4 Lines per Card)
1    System Options Card
1    Digital Signal Processor Chip
1    PC Data Port Module (PCDPM)
1    Modem Data Port Module (MDPM)
1    DSP PAL for 2 Digital Signal Processor's
9    Standard Telephone with Display
1    Executive Telephone
1    PC Wall-Mount Shelf
1    Modem Kit
1    AXXESS Owner's Guide
9    AXXESS Standard Terminal User Guide
1    AXXESS Executive Terminal User Guide





          APPROVED AND ACCEPTED BY


                                   ___________________________
                                   Customer

                                   ___________________________
                                   Inter-Tel


                                   ___________________________
                                   Date